                                             UAM Funds
                                             Funds for the Informed Investor/sm/



FPA Crescent Portfolio
Annual Report                                                     March 31, 1999




                                                                          UAM\R\

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO
                                               MARCH 31, 1999
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholders' Letter........................................................   1
Portfolio of Investments....................................................  10
Statement of Assets and Liabilities.........................................  14
Statement of Operations.....................................................  15
Statement of Changes in Net Assets..........................................  16
Financial Highlights........................................................  17
Notes to Financial Statements...............................................  19
Report of Independent Accountants...........................................  26

--------------------------------------------------------------------------------

UAM FUNDS                                                FPA CRESCENT PORTFOLIO
-------------------------------------------------------------------------------
April 19, 1999

Dear Fellow Shareholders:

Although better than the broad market, Crescent declined 1.0% during 1999's first quarter. Investor focus has been on the S&P 500, which increased 5.0% in the period. Just 15 stocks accounted for all of the S&P 500's advance, with 37% of the performance coming from just two stocks, Microsoft Corp. and Amer-ica Online, Inc. To give you a better idea of the challenges facing most stocks, the average S&P 500 stock has declined 23% from its 52-week high as of March 31, 1999, while for the same period, the New York Stock Exchange has seen an average stock price decline of 33% (source: Salomon Smith Barney).

It is difficult to write a quarterly letter that is both informative and in-teresting when we seem to be parroting what we have said before. Small compa-nies remain cheap--and are getting cheaper, both relative to the larger compa-nies that continue to appreciate and because they have depreciated. We are be-ing forced to examine ourselves on two levels: (1) Why small cap? and (2) Why value? April headlines in Business Week and The New York Times reflect these concerns: "Why Small-Caps Will Keep Getting Trampled" and "What's Killing the Value Managers."

We have been asked if we are envious of all of the money being made in Internet and large-company growth stocks. Sure we are. It is human nature; we would have similar feelings if somebody we know won $10 million in the lot-tery. However, we would not then begin buying lottery tickets, nor will we start buying companies outside our smaller-capitalization value investment discipline. We are in the middle of a mania today with people "playing the market" in record numbers. Some have even quit their jobs to invest their own portfolio full-time, as they have found that spending time at the office has been costing them money. We are not continuing with our investment discipline out of stubbornness, but rather because we want to understand the companies we own and to know the right price to pay for them. We believe in investing in solid, growing businesses, not in companies that, although good, have insane valuations.

America Online, Inc. (AOL) is a tremendous growth engine today, but how much should you pay for it. Is any price too much? The stock market appears to be telling you no. Just last week, AOL increased $17 billion in one day! The company's market capitalization is now $160 billion, 48x the $3.3 billion in revenues they reported last year. All businesses are ultimately valued based on the present value of the future stream of cash flows. We find that task im-possible with any of the Internet companies. If we assume that AOL would have revenue growth of 30% per year for the next ten years (an aggressive assump-tion) and its operating margins

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-------------------------------------------------------------------------------
would be 20% (2.5 times greater than last year's and in no way a sure bet), net income would be $5.5 billion. AOL's current valuation is 29x this optimis-tic "guesstimate" of what they might earn ten years in the future! There is no margin of safety in such an investment. Individuals are buying a company, not because they understand its value, but because its price is increasing--the fundamental tenet of momentum investing. Greed is the only explanation for such a metric.

Everybody is making money in the same few large-growth or Internet companies. This is the narrowest market we have ever seen. Even back in 1973, the time of the Nifty Fifty stocks, "only" 60% of publicly traded U.S. stocks underperformed the S&P 500 by 15% or more for a trailing twelve-month period. Today, almost 75% of common stocks are underperforming the S&P 500 by 15% or more (source: Salomon Smith Barney). This is setting the stage for sustained outperformance of small- and medium-sized company stocks, but when the transi-tion will occur is anybody's guess. You cannot predict the end of a mania. Who knew when bellbottom pants would go out of fashion? A better example, less fashion sensitive but still fad oriented would be the Japanese market in the 1980s. Japan was the place to invest in the 1980s. It was the economic mira-cle. The United States could not seemingly compete with their discipline and innovation, and "Buy American" became a defensive cry. View the time line be-low to see what transpired in Japan's stock market.

Nikkei Index           6,800                   13,100                   38,900                   16,000
                   ------------------------------------------------------------------------------------
Year                   10/82                   12/85                    12/89                     3/99

The Nikkei Index increased 5.7 times in seven years. During the entire decade of the 1980s it provided better returns than even what the S&P 500 has offered in the 1990s--in what is shaping up to be its best decade on record. Many U.S. investors were only peripherally aware of Japan's stupendous stock market re-turns, because this was occurring across the Pacific. It was not right here in your backyard. In other words, you may hear of somebody who won the lottery, but you do not know them personally. From the timeline above, you can see that the Nikkei peaked in 1989 at 38,900. It may as well have been 30,000 or 50,000, what difference did it make because the valuations paid for large and small Japanese companies were ridiculous. The Nikkei Index currently trades 59% below its peak 10 years ago, and equal to its level 14 years ago. What people did not think could go down, did. This has been true in the past, whether it be the Nikkei, Titanic, or currently, Internet stocks.

Expensive valuations are not specific to Internet companies alone, just to a greater degree. General Electric Co. (GE), a large-capitalization growth stal-wart, represent-

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-------------------------------------------------------------------------------

ing 3.4% of the S&P 500, trades at 36x its estimated 1999 earnings. Although GE is a great company, run by a world-class manager, it is still a cyclical company, selling goods and services that are sensitive to changes in the U.S. economy. They will sell fewer jet engines, make fewer loans and have more bad debt in a recession. This does not seem to matter in this juggernaut U.S. economy that shows no signs of slowing; yet slow it will, and so will GE's earnings. We view companies not necessarily for what they are earning today, but what they earn in a "normal" environment, i.e., neither the worst nor best economic or industry environment. Over the next five years, we prefer our portfolio of companies versus companies that are similar in vein and circum-stance to AOL and GE.

Some of these companies include: Midas, Inc., the nationally branded provider of auto services, trading at 14x the estimate of its earnings this year; Mi-chaels Stores, Inc., the largest crafts chain in the U.S., also trading at 14x earnings; and Storage Technology Corporation, one of the leading data storage companies, trading at 11x earnings. Crescent trades at an unusually low valua-tion relative to various stock indexes, based on what our companies earned last year as well as what they are estimated to earn in 1999. We know our com-panies are inexpensive, but due to investor ambivalence and the impact of mas-sive mutual fund redemptions on small-company stocks, it might be hard for our shareholders to believe. In support of this argument, look what happened to one of our larger positions during the first quarter. Pinkerton's, Inc. was purchased by Securitas AB, a Swedish security service company at a 70% premium to where its stock had been trading prior to the announcement. Was Pinkerton's really worth 70% more one day than the next? Large-company stocks are not get-ting purchased at such large premiums. Furthermore, many of the small compa-nies that we have been researching have been purchased at large premiums in recent weeks. The leveraged-buy-out (LBO) investor sees the relative value of small companies today. Many of these LBOs are being led by managements who see this as an opportunity to take their companies private during a time when their values are being ignored, expecting to capitalize by going public again when small companies are more in favor.

In our search for value, we rarely purchase a security that goes up immedi-ately following purchase. It usually declines first. This is why we usually purchase small positions and build them as the stock price declines. One re-cent example of a company that is still only a medium-sized position in Cres-cent is Fritz Companies, Inc., a global freight-forwarder. Freight forwarding is the business of coordinating the movement of goods from one location to an-other, whether by air, ocean, or truck, shepherding it through customs, and providing temporary warehousing facilities. In a fast-growing industry, freight-forwarding companies, in general, have

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UAM FUNDS                                                FPA CRESCENT PORTFOLIO
-------------------------------------------------------------------------------

very high returns on capital, as such firms do not own the planes, boats, or trucks that transport the cargo. Freight forwarders make the reservations and others provide the transportation. Fritz's management failed to successfully integrate a number of acquisitions and as of the end of the March 31 quarter, the stock traded at $7, down 84% from its 1995 $43 high, and below book value. More importantly, the company has the ability to earn $1.10 per share just by bringing operating margins in line with their peers. Should they achieve their potential, the stock could double, triple or quadruple. We would not have be-lieved that they could do this six months ago, but now our opinion has changed due to a couple of key hires. Most importantly, the company has hired a new CEO, Ray Smith to better manage the cost side of their business, the side that got them into trouble. Mr. Smith has an excellent track record, both at U.S. Fleet Leasing (a division of Associates First Capital Corp.) for the past 7 years and at General Electric for the prior 15 years. We have spoken with peo-ple who have worked for Mr. Smith and they have been unanimous in singing his praises. More importantly, the very actions he took at U.S. Fleet Leasing are what he needs to do at Fritz, e.g., information technology upgrades, focusing on middle-market customers as opposed to the Fortune 500, employee-incentive improvements, cost reductions, etc. Fritz still has a difficult couple of quarters in front of them, as it is impossible to turn a company around quick-ly. We expect to increase our investment as they continue their turnaround ef-forts.

The table below reflects how much less expensive Crescent's portfolio is rela-tive to certain indices.

Ratios                                                              Lehman Bros.
(Weighted Average)                   Crescent  Russell 2500 S&P 500 Gov't/Corp.
------------------                   --------- ------------ ------- ------------
Stocks
Price/Earnings 1998.................     14.4x    26.0x      32.2x       --
Price/Earnings 1999 est.............     11.8x    20.2x      26.5x       --
Price/Book..........................      1.6x     2.5x       5.5x       --
Dividend Yield......................      2.4%     1.5%       1.3%       --
Bonds
Duration............................ 3.4 years      --        --      5.5 years
Maturity............................ 5.6 years      --        --     10.1 years
Yield...............................     10.9%      --        --           5.8%

Our ten largest equity positions represented 38.8% of the Portfolio's net as-sets as of the end of 1999's first quarter. Listed below are Crescent's ten largest holdings, excluding short-term investments, as of March 31, 1999.

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-------------------------------------------------------------------------------


  Common Stock
  Midas, Inc.
  Michaels Stores, Inc.
  Consolidated Stores Corporation
  Foremost Corporation of America
  Storage Technology Corporation
  AMERCO
  Conseco, Inc.
  NCR Corporation

  Bonds & Notes
  U.S. Treasury Inflation-Indexed Notes, 3.375%, due 1/15/07
  Centertrust Retail Properties, Inc., 7.5% Convertible Notes, due 1/15/2001

Crescent had the following net asset composition at March 31, 1999.

Common Stocks, Long.....................................................  62.3 %
Common Stocks, Short....................................................  (1.0)%
Preferred Stocks........................................................   4.2 %
Bonds & Notes...........................................................  30.7 %
Accrued Income..........................................................   0.6 %
Cash & Other............................................................   3.2 %
                                                                         -------
  Total Net Assets...................................................... 100.0 %
                                                                         =======

The bond portion of Crescent's portfolio currently trades at a 10.9% yield-to-maturity, with the corporate bond portion yielding 12.6% to maturity, 7.6% better than U.S. Treasuries. By any historic measure other than the recent few years, these are equity-like rates of return. The majority of the 23% of net assets we have in corporate bonds are invested in busted convertible notes. For example, we have a sizeable position in Michaels Stores 6.75% convertible notes, in addition to our equity investment. We purchased these bonds origi-nally at the beginning of 1997 at $81 1/2 and sold them at $103 later that year. Fortunately, we repurchased them at $85 1/2 in late 1998, and they are now trading at $95. What's fascinating to us is that we were able to repur-chase these bonds with approximately the same 11% yield-to-maturity as our original purchase; and yet, we are 2 years closer to maturity, there's less debt on the balance sheet, and cash flow is 5.5x greater. In our opinion, Mi-chaels' convertible notes were dramatically undervalued and reflective of the entire convertible bond market today. Convertible bonds have been unwanted and unloved, and are providing us excellent opportunities today.

Recently, one of our convertible investments saw its issuing company, Nine West Group, Inc., receive a friendly takeover bid from Jones Apparel Group, Inc. Nine

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-------------------------------------------------------------------------------

West's takeover serves as another example of the substantial value found in small-cap stocks today. Nine West's convertibles provided us with a safer way to invest, less upside in this leveraged company, but dramatically less downside. Assuming the deal goes through, and we have every reason to believe that it will, we intend to exercise our change in control put and receive $101 for our bonds that we purchased last year at $81 1/2, an annualized return in excess of 20%.

We do not go to sleep after a very late night knowing what time we will awak-en, but we know we will. The small, growing businesses that we own will awaken from their deep slumber as well, we just do not know when. In the meantime, you have our promise that we will remain true to our value discipline as we invest in smaller businesses. Those who have capitulated and now ascribe to the faulty theory that only those few companies driving the stock market today will continue to do so will find this of little comfort. Recognizing this, some managers have begun to engage in "style cheating," i.e., buying stocks that are "working" in an attempt not to be left further behind the Dow and S&P
500. Whether or not they fit a value discipline is irrelevant. We will remain pure to our principles and look forward to good returns in the future.

Respectfully,

[SIGNATURE OF STEVEN ROMICK APPEARS HERE]

Steven Romick
Portfolio Manager, FPA Crescent Portfolio

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--------------------------------------------------------------------------------


Institutional Class

                                                  Balanced
                                        FPA       Benchmark   Lehman
                                     Crescent    60% Russell Brothers
                                   Institutional 2500/40% LB  Gov't/   Russell
Time Period                            Class     Gov't/Corp  Corporate  2500
-----------                        ------------- ----------- --------- -------
Quarter Ended March 31, 1999......     -1.0%        -3.3%      -1.2%    -4.7%
Year Ended December 31,
  1998............................      2.8%         4.0%       9.5%     0.4%
  1997............................     22.0%        18.5%       9.8%    24.4%
  1996............................     22.9%        12.6%       2.9%    19.0%
  1995............................     26.0%        26.7%      19.2%    31.7%
  1994............................      4.3%        -2.0%      -3.5%    -1.1%
From Inception 6/2/93* through
  March 31, 1999..................     14.4%        10.5%       7.0%    12.9%


Institutional Service Class

                                        FPA       Balanced
                                     Crescent     Benchmark   Lehman
                                   Institutional 60% Russell Brothers
                                      Service    2500/40% LB  Gov't/   Russell
Time Period                            Class     Gov't/Corp  Corporate  2500
-----------                        ------------- ----------- --------- -------
Quarter Ended March 31, 1999......     -1.1%        -3.3%      -1.2%    -4.7%
Year Ended December 31,
  1998............................      2.5%         4.0%       9.5%     0.4%
From Inception 1/24/97* through
  March 31, 1999..................      9.6%         7.5%       8.2%     7.0%

* Returns from inception are annualized. The annualized performance of the Russell 2500 and Lehman Brothers Government/Corporate Indexes begins 6/1/93 for the Institutional Class and 2/1/97 for the Institutional Service Class. The total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such fees waived and expenses assumed, the total return would be lower.

The investment results presented in the Adviser's letter represent past perfor-mance and should not be construed as a guarantee of future results. The Portfo-
 lio's performance assumes the reinvestment of all dividends and distributions.
  There are no assurances that the Portfolio will meet its stated objectives. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
 The Portfolio's holdings are subject to change because it is actively managed. Portfolio changes should not be considered recommendations for action by indi-
                               vidual investors.

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-------------------------------------------------------------------------------


                     Definition of the Comparative Indices

Lehman Brothers Government/Corporate Index is an unmanaged fixed income market value-weighted index that combines the Lehman Brothers Government and Corpo-rate Bond Indices, including U.S. government treasury securities, corporate and yankee bonds. All issues are investment grade (BBB by S&P or Baa by Moody's) or higher, with maturities of at least one year and outstanding par value of at least $100 million for U.S. government issues and $25 million for others.

The Nikkei Stock Average is a price weighted index of 225 selected leading stocks listed on the First Section of the Tokyo Stock Exchange.

Russell 2500 Index is an unmanaged index composed of the 2,500 smallest stocks in the Russell 3000, an index composed of the 3,000 largest U.S. publicly traded companies based on total market capitalization, which represents ap-proximately 98% of the investable U.S. equity market.

Balanced Benchmark is a hypothetical combination of unmanaged indices, re-flecting the Portfolio's neutral mix of 60% stocks and 40% bonds (60% Russell 2500 Index/40% Lehman Brothers Government/Corporate Index).

The S&P 500 Index is an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utility stocks, and 20 transportation stocks.

   The comparative indices assume reinvestment of dividends and, unlike the Portfolio's returns, do not reflect any fees or expenses. If such fees were reflected in the comparative indices' returns, the performance would have been lower.
      Please note that one cannot invest directly in an unmanaged index.

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--------------------------------------------------------------------------------

                              [CHART APPEARS HERE]

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN**
                        FOR PERIOD ENDED MARCH 31, 1999
--------------------------------------------------------------------------------
          INSTITUTIONAL                          INSTITUTIONAL SERVICE
          CLASS SHARES                               CLASS SHARES+
--------------------------------------------------------------------------------
1 YEAR     3 YEARS     SINCE 6/2/93*           1 YEAR     SINCE 1/24/97*
--------------------------------------------------------------------------------
(4.71%)    14.57%         14.45%               (4.92%)         9.62%
--------------------------------------------------------------------------------

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UAM FUNDS                                                 FPA CRESCENT PORTFOLIO
                                                          MARCH 31, 1999
--------------------------------------------------------------------------------

 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 62.3%
                                                         Shares       Value+
                                                       ----------- ------------

 AUTOMOTIVE - 6.0%
  ++Midas, Inc........................................     320,000 $ 10,680,000
                                                                   ------------

 BANKS - 1.2%
  *HF Bancorp, Inc....................................      87,500    1,536,719
  *PBOC Holdings, Inc.................................      75,000      675,000
                                                                   ------------
                                                                      2,211,719
                                                                   ------------

 BEVERAGES, FOOD & TOBACCO - 1.3%
  ++RJR Nabisco Holdings Corp.........................      42,000    1,050,000
  Schweitzer-Mauduit International, Inc...............     102,000    1,173,000
                                                                   ------------
                                                                      2,223,000
                                                                   ------------

 CHEMICALS - 0.6%
  *Scotts Company, The................................      30,000    1,121,250
                                                                   ------------

 CONSUMER DURABLES - 0.8%
  Tupperware Corporation..............................      75,000    1,350,000
                                                                   ------------

 CONSUMER STAPLES - 0.3%
  *Day Runner, Inc....................................      49,400      598,975
                                                                   ------------

 ENERGY - 1.6%
  *Plains Resources, Inc..............................     190,450    2,856,750
                                                                   ------------

 FINANCIAL SERVICES - 3.2%
  Conseco, Inc........................................     184,797    5,705,607
                                                                   ------------

 INSURANCE - 4.3%
  ++Foremost Corporation of America...................     375,500    7,556,937
                                                                   ------------

 LODGING & RESTAURANTS - 2.7%
  *IHOP Corp..........................................     120,000    4,710,000
                                                                   ------------

 MANUFACTURING - 4.0%
  Coachmen Industries, Inc............................     138,000    2,829,000
  *National R.V. Holdings, Inc........................     169,350    3,746,869
  *Recoton Corporation................................      36,600      512,400
                                                                   ------------
                                                                      7,088,269
                                                                   ------------

 MULTI-INDUSTRY - 3.3%
  *AMERCO.............................................     268,000    5,762,000
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                                 FPA CRESCENT PORTFOLIO
--------------------------------------------------------------------------------

 COMMON STOCKS - continued
                                                        Shares       Value+
                                                      ----------- ------------

 REAL ESTATE - 8.0%
  Capital Automotive REIT............................     201,700 $  2,508,644
  Crown American Realty Trust REIT...................     603,300    3,921,450
  Prime Retail, Inc. REIT............................     481,800    4,215,750
  Ventas, Inc. REIT..................................     586,000    3,516,000
                                                                  ------------
                                                                    14,161,844
                                                                  ------------

 RETAIL - 11.8%
  *Consolidated Stores Corporation...................     255,000    7,729,687
  *Good Guys, Inc., The..............................     217,100      841,263
  *HomeBase, Inc.....................................     125,000      554,688
  *Michaels Stores, Inc..............................     360,000    8,887,500
  *Payless ShoeSource, Inc...........................      60,000    2,790,000
                                                                  ------------
                                                                    20,803,138
                                                                  ------------

 TECHNOLOGY - 9.9%
  *Arrow Electronics, Inc............................     320,400    4,806,000
  ++*NCR Corporation.................................     109,200    5,460,000
  *Storage Technology Corporation....................     263,000    7,331,125
                                                                  ------------
                                                                    17,597,125
                                                                  ------------

 TEXTILES & APPAREL - 1.7%
  ++*Reebok International Ltd........................     185,000    2,936,875
                                                                  ------------

 TRANSPORTATION - 1.6%
  *Fritz Companies, Inc..............................     415,200    2,854,500
                                                                  ------------
  TOTAL COMMON STOCKS (Cost $112,580,847)........................  110,217,989
                                                                  ------------


 PREFERRED STOCKS - 4.2%

 FINANCIAL SERVICES - 0.8%
  GPA Group plc 10.00% Cv. ..........................      13,687    1,368,700
                                                                  ------------
 REAL ESTATE - 3.4%
  Crown American Realty Trust, 11.00%, 7/31/07,
   Series A REIT.....................................      65,000    3,120,000
  Prime Retail, Inc., 8.50%, 12/31/49, Series B Cv.
   REIT..............................................     183,000    2,928,000
                                                                  ------------
                                                                     6,048,000
                                                                  ------------
  TOTAL PREFERRED STOCKS (Cost $8,761,322).......................    7,416,700
                                                                  ------------

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                                 FPA CRESCENT PORTFOLIO
--------------------------------------------------------------------------------


 CORPORATE BONDS - 23.0%
                                                          Face
                                                         Amount       Value+
                                                       ----------- ------------

 BROADCASTING & PUBLISHING - 0.5%
  Continental Cablevision, Inc., 11.00%, 6/1/07......  $   800,000 $    847,610
                                                                   ------------

 ENTERTAINMENT & LEISURE TIME - 1.8%
  Trump Atlantic City Associates, 11.25%, 5/1/06.....    3,600,000    3,204,000
                                                                   ------------

 FINANCIAL SERVICES - 0.6%
  #Local Financial Corp., 11.00%, 9/8/04.............    1,000,000    1,035,000
                                                                   ------------

 HEALTH CARE - 0.3%
  NovaCare, Inc., 5.50%, 1/15/00 Cv. ................      900,000      648,000
                                                                   ------------

 INDUSTRIAL - 0.3%
  Loewen Group International, Inc., 7.75%, 10/15/01..    1,000,000      550,000
                                                                   ------------

 LODGING & RESTAURANTS - 2.8%
  Advantica Restaurant Group, Inc., 11.25%, 1/15/08..    3,666,057    3,748,543
  Signature Resorts, Inc., 9.25%, 5/15/06............    1,200,000    1,161,000
                                                                   ------------
                                                                      4,909,543
                                                                   ------------

 REAL ESTATE - 3.4%
  Centertrust Retail Properties, Inc. Series A,
   7.50%, 1/15/01 Cv. ...............................    1,890,000    1,757,700
  Centertrust Retail Properties, Inc. Series B,
   7.50%, 1/15/01 Cv. ...............................    4,580,000    4,259,400
                                                                   ------------
                                                                      6,017,100
                                                                   ------------

 RETAIL - 8.7%
  Charming Shoppes, Inc., 7.50%, 7/15/06 Cv. ........    3,565,000    3,190,675
  #HomeBase, Inc., 5.25%, 11/1/04 Cv. ...............    3,450,000    2,462,437
  HomeBase, Inc., 5.25%, 11/1/04 Cv. ................      520,000      371,150
  Michaels Stores, Inc., 6.75%, 1/15/03 Cv. .........    5,000,000    4,712,500
  Michaels Stores, Inc., 10.875%, 6/15/06............    1,000,000    1,075,000
  Nine West Group, Inc., 5.50%, 7/15/03 Cv. .........    2,300,000    2,179,250
  Sports Authority, Inc., The, 5.25%, 9/15/01 Cv. ...    2,000,000    1,420,000
                                                                   ------------
                                                                     15,411,012
                                                                   ------------
 TECHNOLOGY - 3.0%
  Lam Research Corp., 5.00%, 9/1/02 Cv. .............    4,780,000    4,126,383
  Read-Rite Corp., 6.50%, 9/1/04 Cv. ................      350,000      209,563
  Reptron Electronics, Inc., 6.75%, 8/1/04 Cv. ......    2,300,000    1,035,000
                                                                   ------------
                                                                      5,370,946
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                FPA CRESCENT PORTFOLIO
-------------------------------------------------------------------------------


 CORPORATE BONDS - continued
                                                          Face
                                                         Amount       Value+
                                                       ----------- ------------

 TRANSPORTATION - 1.6%
  Canadian Airlines Corp., 10.00%, 5/1/05............. $ 1,500,000 $  1,155,000
  Trans World Airlines, Inc., 11.50%, 12/15/04........   2,200,000    1,683,000
                                                                   ------------
                                                                      2,838,000
                                                                   ------------
  TOTAL CORPORATE BONDS (Cost $45,925,698)........................   40,831,211
                                                                   ------------

 U.S. TREASURY OBLIGATION - 7.6%

  **U.S. Treasury Inflation-Indexed Notes, 3.375%,
   1/15/07 (Cost $13,699,334).........................  13,998,555   13,464,790
                                                                   ------------

 SHORT-TERM INVESTMENT - 2.0%

 REPURCHASE AGREEMENT - 2.0%
  Chase Securities, Inc., 4.75%, dated 3/31/99, due
   4/1/99, to be repurchased at $3,531,466,
   collateralized by various U.S. Treasury Notes
   4.875%-8.00%, 3/31/01-1/31/03 valued at $3,531,103
   (Cost $3,531,000)..................................   3,531,000    3,531,000
                                                                   ------------
  TOTAL INVESTMENTS - 99.1% (Cost $184,498,201)(a)................  175,461,690
                                                                   ------------
  OTHER ASSETS AND LIABILITIES (NET) - 0.9%.......................    1,558,362
                                                                   ------------
  NET ASSETS - 100%............................................... $177,020,052
                                                                   ============

 SECURITIES SOLD SHORT

                                                         Shares       Value+
                                                       ----------- ------------
 COMMON STOCKS
  Nabisco Holdings Corp...............................      33,000 $  1,371,563
  Reptron Electronics, Inc............................      45,000      163,125
  Sports Authority, Inc., The.........................      25,000      182,812
                                                                   ------------
  (Total Proceeds $1,626,048).........................             $  1,717,500
                                                                   ============

+  See Note A to Financial Statements.

++ All, or a portion of these shares, were pledged to cover margin requirements on open short sale transactions.

*  Non-Income Producing Security.

** Principal amount indexed to inflation rate.

#  144A Security; certain conditions for public resale may exist.

REIT Real Estate Investment Trust

(a) The cost for federal income tax purposes was $184,498,201. At March 31, 1999 net unrealized depreciation for all securities (excluding securities sold short) based on tax cost was $9,036,511. This consisted of aggregate gross unrealized appreciation for all securities of $20,603,553 and aggregate gross unrealized depreciation for all securities of $29,640,064.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO
                                                          MARCH 31, 1999
--------------------------------------------------------------------------------

 STATEMENT OF ASSETS AND LIABILITIES

 Assets
 Investments, at Cost...........................................  $184,498,201
                                                                  ============
 Investments, at Value (Note A).................................  $175,461,690
 Deposits with Brokers for Securities Sold Short (Note A).......     2,530,268
 Dividends and Interest Receivable..............................     1,102,785
 Receivable for Investments Sold................................     1,076,504
 Receivable for Portfolio Shares Sold...........................        52,522
 Other Assets...................................................         2,669
                                                                  ------------
  Total Assets..................................................   180,226,438
                                                                  ------------
 Liabilities
 Securities Sold Short, at Value (Proceeds $1,626,048) (Note
  A)............................................................     1,717,500
 Dividends Payable on Securities Sold Short (Note A)............         6,188
 Payable for Investment Advisory Fees (Note B)..................       132,463
 Payable for Administrative Fees (Note C).......................        48,587
 Payable for Custodian Fees (Note D)............................         6,825
 Payable to Custodian Bank (Note D).............................         4,520
 Payable for Distribution and Service Fees (Notes E & F)........         4,180
 Payable for Trustees' Fees (Note G)............................         1,162
 Payable for Portfolio Shares Redeemed..........................     1,197,066
 Other Liabilities..............................................        87,895
                                                                  ------------
  Total Liabilities.............................................     3,206,386
                                                                  ------------
 Net Assets.....................................................  $177,020,052
                                                                  ============
 Net Assets Consist of:
 Paid in Capital................................................  $179,304,966
 Undistributed Net Investment Income............................       162,390
 Accumulated Net Realized Gain..................................     6,680,659
 Unrealized Depreciation........................................    (9,127,963)
                                                                  ------------
 Net Assets.....................................................  $177,020,052
                                                                  ============
 Institutional Class Shares
 Net Assets.....................................................  $173,613,389
                                                                  ============
 Net Asset Value, Offering and Redemption Price Per Share
  11,830,918 shares outstanding (unlimited authorization, no par
  value)........................................................        $14.67
                                                                        ======
 Institutional Service Class Shares
 Net Assets.....................................................  $  3,406,663
                                                                  ============
 Net Asset Value, Offering and Redemption Price Per Share
  233,278 shares outstanding (unlimited authorization, no par
  value)........................................................        $14.60
                                                                        ======

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                      FPA CRESCENT PORTFOLIO
                               FOR THE YEAR ENDED MARCH 31, 1999
-------------------------------------------------------------------------------

 STATEMENT OF OPERATIONS

 Investment Income
 Interest........................................................ $  9,207,902
 Dividends.......................................................    3,621,598
                                                                  ------------
  Total Income...................................................   12,829,500
                                                                  ------------
 Expenses
 Advisory Fees (Note B)..........................................    2,511,930
 Administration Fees (Note C)....................................      466,286
 Shareholder Servicing Fees (Note C).............................      283,593
 Legal Fees......................................................       57,384
 Registration and Filing Fees....................................       54,628
 Reports to Shareholders.........................................       54,393
 Short Sale Dividend Expense (Note A)............................       36,054
 Distribution and Service Fees (Note E)..........................       35,404
 Custodian Fees (Note D).........................................       29,245
 Account Services Fees (Note F)..................................       22,239
 Auditing Fees...................................................       17,850
 Trustees' Fees (Note G).........................................        6,848
 Miscellaneous...................................................       45,799
                                                                  ------------
  Total Expenses.................................................    3,621,653
 Expense Offset (Note A).........................................      (11,641)
                                                                  ------------
  Net Expenses...................................................    3,610,012
                                                                  ------------
 Net Investment Income...........................................    9,219,488
                                                                  ------------
 Net Realized Gain on:
  Investments....................................................    5,077,920
  Securities Sold Short..........................................      877,709
  Written Options................................................      235,497
                                                                  ------------
 Net Realized Gain on Investments, Securities Sold Short and
  Written Options................................................    6,191,126
                                                                  ------------
 Net Change in Unrealized Appreciation/Depreciation on:
  Investments....................................................  (33,409,369)
  Securities Sold Short..........................................      735,560
                                                                  ------------
 Net Change in Unrealized Appreciation/Depreciation..............  (32,673,809)
                                                                  ------------
 Net Loss on Investments, Securities Sold Short and Written
  Options........................................................  (26,482,683)
                                                                  ------------
 Net Decrease in Net Assets Resulting from Operations............ $(17,263,195)
                                                                  ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO
--------------------------------------------------------------------------------

 STATEMENT OF CHANGES IN NET ASSETS
                                                      Years Ended March 31,
                                                    ---------------------------
                                                        1999           1998
                                                    -------------  ------------
 Increase (Decrease) in Net Assets
 Operations:
  Net Investment Income...........................  $   9,219,488  $  5,363,575
  Net Realized Gain...............................      6,191,126     7,332,464
  Net Change in Appreciation/Depreciation.........    (32,673,809)   19,022,777
                                                    -------------  ------------
  Net Increase (Decrease) in Net Assets Resulting
   from Operations................................    (17,263,195)   31,718,816
                                                    -------------  ------------
 Distributions:
 Net Investment Income:
  Institutional Class.............................     (7,840,653)   (3,845,555)
  Institutional Service Class.....................       (548,502)     (305,815)
 Net Realized Gain:
  Institutional Class.............................     (4,842,906)   (2,382,178)
  Institutional Service Class.....................       (338,385)     (179,223)
                                                    -------------  ------------
  Total Distributions.............................    (13,570,446)   (6,712,771)
                                                    -------------  ------------
 Capital Share Transactions: (A)
 Institutional Class:
  Issued..........................................    123,273,742   192,792,362
  In Lieu of Cash Distributions...................     12,113,173     5,599,775
  Redeemed........................................   (180,683,186)  (39,605,740)
                                                    -------------  ------------
  Net Increase (Decrease) from Institutional Class
   Shares.........................................    (45,296,271)  158,786,397
                                                    -------------  ------------
 Institutional Service Class:
  Issued..........................................      4,222,815    19,795,465
  In Lieu of Cash Distributions...................        886,741       484,914
  Redeemed........................................    (18,692,482)   (2,990,245)
                                                    -------------  ------------
  Net Increase (Decrease) from Institutional
   Service Class Shares...........................    (13,582,926)   17,290,134
                                                    -------------  ------------
  Net Increase (Decrease) from Capital Share
   Transactions...................................    (58,879,197)  176,076,531
                                                    -------------  ------------
  Total Increase (Decrease).......................    (89,712,838)  201,082,576
 Net Assets:
  Beginning of Year...............................    266,732,890    65,650,314
                                                    -------------  ------------
  End of Year (including undistributed net
   investment income of $162,390 and $1,258,006,
   respectively)..................................  $ 177,020,052  $266,732,890
                                                    =============  ============
 (A) Shares Issued and Redeemed:
 Institutional Class
  Shares Issued...................................      7,989,325    12,585,249
  In Lieu of Cash Distributions...................        805,904       375,003
  Shares Redeemed.................................    (12,238,189)   (2,561,193)
                                                    -------------  ------------
  Net Increase (Decrease) from Institutional Class
   Shares.........................................     (3,442,960)   10,399,059
                                                    =============  ============
 Institutional Service Class
  Shares Issued...................................        279,185     1,328,525
  In Lieu of Cash Distributions...................         59,348        32,371
  Shares Redeemed.................................     (1,275,318)     (193,182)
                                                    -------------  ------------
  Net Increase (Decrease) from Institutional
   Service Class Shares...........................       (936,785)    1,167,714
                                                    =============  ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                           Institutional Class
                                ----------------------------------------------
                                          Years Ended March 31,
                                ----------------------------------------------
                                 1999++     1998++    1997     1996     1995
                                --------   --------  -------  -------  -------
Net Asset Value, Beginning of
 Period........................ $  16.23   $  13.46  $ 12.67  $ 11.23  $ 10.96
                                --------   --------  -------  -------  -------
Income from Investment
 Operations
 Net Investment Income.........     0.56       0.55     0.31     0.40     0.21
 Net Realized and Unrealized
  Gain (Loss) on Investments...    (1.32)      2.88     2.16     2.29     0.77
                                --------   --------  -------  -------  -------
 Total from Investment
  Operations...................    (0.76)      3.43     2.47     2.69     0.98
                                --------   --------  -------  -------  -------
Distributions:
 Net Investment Income.........    (0.51)     (0.40)   (0.34)   (0.37)   (0.18)
 Net Realized Gain.............    (0.29)     (0.26)   (1.34)   (0.88)   (0.53)
                                --------   --------  -------  -------  -------
 Total Distributions...........    (0.80)     (0.66)   (1.68)   (1.25)   (0.71)
                                --------   --------  -------  -------  -------
Net Asset Value, End of
 Period........................ $  14.67   $  16.23  $ 13.46  $ 12.67  $ 11.23
                                ========   ========  =======  =======  =======
Total Return...................    (4.71)%    25.96%   20.61%   24.71%    9.35%
                                ========   ========  =======  =======  =======
Ratios and Supplemental Data
Net Assets, End of Period
 (Thousands)................... $173,613   $247,833  $65,619  $22,025  $15,990
Ratio of Expenses to Average
 Net Assets....................     1.42%      1.45%    1.60%    1.59%    1.65%
Ratio of Net Investment Income
 to Average Net Assets.........     3.67%      3.62%    2.77%    3.35%    2.16%
Portfolio Turnover Rate........       36%        18%      45%     100%     101%

++ Per share amounts are based on average outstanding shares.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period
                                              Institutional Service Class
                                            -----------------------------------
                                             Years Ended
                                              March 31,       January 24, 1997+
                                            ----------------          to
                                            1999++   1998++    March 31, 1997
                                            ------   -------  -----------------
Net Asset Value, Beginning of Period....... $16.15   $ 13.43       $13.12
                                            ------   -------       ------
Income from Investment Operations
 Net Investment Income.....................   0.54      0.53         0.03
 Net Realized and Unrealized Gain (Loss) on
  Investments..............................  (1.33)     2.84         0.28
                                            ------   -------       ------
 Total from Investment Operations..........  (0.79)     3.37         0.31
                                            ------   -------       ------
Distributions:
 Net Investment Income.....................  (0.47)    (0.39)         --
 Net Realized Gain.........................  (0.29)    (0.26)         --
                                            ------   -------       ------
 Total Distributions.......................  (0.76)    (0.65)         --
                                            ------   -------       ------
Net Asset Value, End of Period............. $14.60   $ 16.15       $13.43
                                            ======   =======       ======
Total Return...............................  (4.92)%   25.55%        2.36%**
                                            ======   =======       ======
Ratios and Supplemental Data
Net Assets, End of Period (Thousands)...... $3,407   $18,900       $   32
Ratio of Expenses to Average Net Assets....   1.64%     1.73%        1.85%*
Ratio of Net Investment Income to Average
 Net Assets................................   3.53%     3.44%        2.56%*
Portfolio Turnover Rate....................     36%       18%          45%*

 * Annualized
** Not Annualized
 + Inception of Institutional Service Class Shares.
++ Per share amounts are based on average outstanding shares.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                FPA CRESCENT PORTFOLIO
-------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS

  UAM Funds Trust and UAM Funds, Inc. (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The FPA Crescent Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diversified open-end management investment company. At March 31, 1999, the UAM Funds were comprised of 46 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The Portfolio currently offers two separate classes of shares--Institutional Class Shares and Institutional Serv-ice Class Shares ("Service Class Shares"). Both classes of shares have identi-cal voting rights (except Service Class shareholders have exclusive voting rights with respect to matters relating to distribution and shareholder ser-vicing of such shares), dividend, liquidation and other rights. The objective of the Portfolio is to provide a total return consistent with reasonable in-vestment risk through a combination of income and capital appreciation by in-vesting in a combination of equity securities and fixed income obligations.

  A. Significant Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    1. Security Valuation: Investments for which market quotations are read-ily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the average be-tween the last reported bid and last reported offer prices quoted on such day. Fixed income securities are stated on the basis of valuation provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are read-ily available is determined in good faith at fair value following proce-dures approved by the Board of Trustees.

UAM FUNDS                                                FPA CRESCENT PORTFOLIO
-------------------------------------------------------------------------------


    2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.

    3. Repurchase Agreements: In connection with transactions involving re-purchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued inter-est. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to deter-mine the adequacy of the collateral. In the event of default on the obli-gation to repurchase, the Portfolio has the right to liquidate the collat-eral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, real-ization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash bal-ances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collat-eral requirements as discussed above.

    4. Distributions to Shareholders: The Portfolio will distribute substan-tially all of its net investment income in June and December. Any realized net capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date. The Portfolio's distributions to share-holders may include a return of capital received from the REITs as well as returns of capital attributed to distributions of other income for finan-cial reporting purposes which was not subject to taxation.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles.

    Permanent book and tax basis differences resulted in reclassifications for the year ended March 31, 1999, as follows: an increase in paid in cap-ital of $1,433,313, an increase in accumulated net realized gain of $492,636, and a decrease in undistributed net investment income of $1,925,949.

    Permanent book-tax differences, if any, are not included in ending un-distributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

UAM FUNDS                                                FPA CRESCENT PORTFOLIO
-------------------------------------------------------------------------------


    5. Short Sales: The Portfolio may engage in short sales of securities. In a short sale, the Portfolio sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Portfolio is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Portfolio. Until the secu-rity is replaced, the Portfolio is required to pay the lender any divi-dends or interest on securities borrowed which accrue during the period. In order to borrow the security, the Portfolio may also have to pay fees which would decrease the proceeds of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

    The Portfolio also must deposit in a segregated account an amount of cash or liquid assets equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Portfolio must maintain daily the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

    The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased and the amount of any loss will be increased by any fees the Portfolio may be required to pay in connec-tion with the short sale.

    6. Futures and Options Contracts: The Portfolio may use futures and op-tions contracts to hedge against changes in the values of securities the Portfolio owns or expects to purchase. The Portfolio may also write op-tions on securities it owns or in which it may invest to increase its cur-rent returns.

    The potential risk to the Portfolio is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

UAM FUNDS                                                FPA CRESCENT PORTFOLIO
-------------------------------------------------------------------------------


    Futures contracts are valued at the quoted daily settlement prices es-tablished by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

    During the year ended March 31, 1999, the Portfolio participated in writing covered call options. The Portfolio had option activity as fol-lows:

                                                             No. of   Premiums
                                                            Contracts   (000)
                                                            --------- ---------
   Options outstanding at March 31, 1998...................      0    $       0
   Options written during the period.......................    300      235,497
   Options closed or exercised during the period...........   (300)    (235,497)
                                                              ----    ---------
   Options outstanding at March 31, 1999...................      0    $       0
                                                              ====    =========

    7. Other: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses that cannot be di-rectly attributed to a portfolio or share class are apportioned among the portfolios of the UAM Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets, if any, for custodian balance credits.

  B. Advisory Services: Under the terms of an investment advisory agreement, First Pacific Advisors, Inc. (the "Adviser"), an indirect wholly-owned subsid-iary of United Asset Management Corporation ("UAM"), provides investment advi-sory services to the Portfolio at a fee calculated at an annual rate of 1.00% of the average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of ex-pense offset arrangements, from exceeding 1.85% and 2.10% of average daily net assets of the Portfolio's Institutional Class Shares and Service Class Shares, respectively.

  C. Administration Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative,

UAM FUNDS                                                FPA CRESCENT PORTFOLIO
-------------------------------------------------------------------------------

fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the Portfolio under a Fund Administration Agreement (the "Agree-ment"). The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC provides certain services, includ-ing, but not limited to, administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services.

  Pursuant to the Agreement, the Portfolio pays the Administrator a two part monthly fee:
  --a Portfolio-specific monthly fee of 0.06% per annum of the average daily net assets of the Portfolio which is retained by the Administrator.
  --a sub-administration fee (the "Sub-Administration Fee") which the Admin-istrator in turns pays to CGFSC on a monthly basis. Until October 23, 1998 the Sub-Administration Fee was calculated on the combined aggregate net assets of the funds administered by UAM at the following rates:
    0.19% of the first $200 million; plus 0.11% of the next $800 million; plus 0.07% of the next $2 billion; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The Sub-Administration Fee was allo-cated among the portfolios of the UAM Funds on the basis of their rela-tive net assets and was subject to a graduated minimum fee schedule per portfolio, which increased from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increased to $90,000 over the same period.

  Effective October 23, 1998, the Mutual Funds Service Agreement with CGFSC was revised to exclude dividend disbursing, shareholder servicing and transfer agent services. Pursuant to the revised Mutual Funds Service Agreement, the Sub-Administration Fee paid by the Portfolio to the Administrator and in turn paid to CGFSC is calculated as a base fee of $52,500 annually plus $7,500 an-nually for each additional class of shares, plus 0.039% of the average net as-sets of the Portfolio.

  For the year ended March 31, 1999, UAM Funds Services, Inc. earned $466,286 from the Portfolio as Administrator of which $221,469 was paid to CGFSC for its services as Sub-Administrator.

  Effective October 23, 1998, dividend disbursing and transfer agent services were sub-contracted to DST Systems, Inc., and shareholder servicing has been sub-contracted to UAM Shareholder Service Center, Inc., an affiliate of UAM. The Portfolio pays dividend disbursing, transfer agent and shareholder servic-ing fees to the Administrator who in turn pays them to DST Systems, Inc. and UAM Share-

UAM FUNDS                                                FPA CRESCENT PORTFOLIO
-------------------------------------------------------------------------------

holder Service Center, Inc., as appropriate. For the year ended March 31, 1999, the Portfolio incurred $46,032 in shareholder servicing fees with the UAM Shareholder Service Center, Inc. This fee is based on the number of clas-ses and shareholder accounts.

  D. Custodian: The Chase Manhattan Bank is custodian for the Portfolio's as-sets held in accordance with the custodian agreement. At March 31, 1999, the payable to the custodian bank of $4,520 represents the amount due for cash ad-vanced for the settlement of security transactions for the Portfolio.

  E. Distribution Services: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

  The Portfolio has adopted a Distribution and Service Plan (the "Plan") on behalf of the Service Class Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Service Class Shares may not incur distribution and service fees which exceed an annual rate of 0.75% of the net assets of that class of shares, however, the Board has currently limited ag-gregate payments under the Plan to 0.50% per annum of the Service Class Share's net assets. The Portfolio's Service Class Shares are not currently making payments for distribution fees, however the Portfolio does pay service fees at an annual rate of 0.25% of the average daily value of Service Class Shares owned by clients of the Service Agents.

  F. Account Services: Through January 1, 1999, the UAM Funds had contracted with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM, to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provided participant recordkeeping. Pursuant to the terms of the agreement, the Service Provider was entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which it provided services. The agreement was terminated effective January 1, 1999.

  G. Trustees' Fees: Each Trustee, who is not an officer or affiliated person, receives $2,000 per meeting attended plus reimbursement of expenses incurred in attending Trustees meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each ac-tive portfolio of the UAM Funds.

UAM FUNDS                                                FPA CRESCENT PORTFOLIO
-------------------------------------------------------------------------------


  H. Purchases and Sales: For the year ended March 31, 1999, the Portfolio made purchases of $75,585,860 and sales of $71,312,551 of investment securi-ties other than long-term U.S. Government and short-term securities.

  I. Other: At March 31, 1999 the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each class of shares was as follows:

                                                             No. of        %
                                                          Shareholders Ownership
                                                          ------------ ---------
   Institutional Class Shares............................       1          47%
   Institutional Service Class Shares....................       1          67%

UAM FUNDS                                                FPA CRESCENT PORTFOLIO
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
UAM Funds Trust and Shareholders of
The FPA Crescent Portfolio

In our opinion, the accompanying statement of assets and liabilities, includ-ing the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The FPA Crescent Portfolio (the "Portfolio"), a Portfolio of the UAM Funds Trust, at March 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reason-able assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence support-ing the amounts and disclosures in the financial statements, assessing the ac-counting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1999 by corre-spondence with the custodian, provide a reasonable basis for the opinion ex-pressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts
May 7, 1999

UAM FUNDS                                                FPA CRESCENT PORTFOLIO
-------------------------------------------------------------------------------


Supplemental Proxy Information: (Unaudited)

On April 15, 1999, a special meeting of the Institutional Service Class Share-holders of the FPA Crescent Portfolio was held for the purpose of voting on liquidation of the Institutional Service Class Shares.


   Voted For         Voted Against             Abstentions             Total Shares Voted
   ---------         -------------             -----------             ------------------
    25,517              154,844                      0                      180,361

-------------------------------------------------------------------------------

Federal Income Tax Information: (Unaudited)

The FPA Crescent Portfolio hereby designates $3,556,306 as a 20% rate gain and $4,938 as a 25% rate gain for the purpose of the dividend paid deduction on the Portfolio's income tax return.

In 1999, 8.43% of the distributions taxable as ordinary income, as reported on Form 1099-DIV, qualifies for the dividends received deduction for corpora-tions.

For the year ended March 31, 1999, the FPA Crescent Portfolio earned 18.35% of its income from direct U.S. Treasury obligations.

UAM FUNDS                                                 FPA CRESCENT PORTFOLIO
--------------------------------------------------------------------------------

Officers and Trustees

Norton H. Reamer                        William H. Park
Trustee, President and Chairman         Vice President


John T. Bennett, Jr.                    Michael E. DeFao
Trustee                                 Secretary


Nancy J. Dunn                           Gary L. French
Trustee                                 Treasurer


Philip D. English                       Robert R. Flaherty
Trustee                                 Assistant Treasurer


William A. Humenuk                      Michael J. Leary
Trustee                                 Assistant Treasurer


James P. Pappas                         Michelle Azrialy
Trustee                                 Assistant Secretary

Peter M. Whitman, Jr.
Trustee
--------------------------------------------------------------------------------

UAM Funds
P.O. Box 419081
Kansas City, MO 64141-6081
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
First Pacific Advisors, Inc.
11400 West Olympic Boulevard
Suite 1200
Los Angeles, CA 90064

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110
                                          This report has been prepared for
                                          shareholders and may be distributed
                                          to others only if preceded or
                                          accompanied by a current prospectus.